EXHIBIT 3(ii)


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                                     BYLAWS

                                       of

                                FUTURA CC, INC.,
                              A Nevada Corporation


                                    ARTICLE I

                                     OFFICES


                      SECTION 1. PRINCIPAL EXECUTIVE OFFICE

     The location of the principal executive office of the corporation shall be fixed by the board of directors. It may be located at any place within or outside the State of Nevada. The secretary of this corporation shall keep the originaL or a copy of these bylaws, as amended to date, at the principal executive office of the corporation if this office is located in Nevada. If this office is located outside Nevada, the bylaws shall be kept at the principal business office of the corporation wherever located. The officers of this corporation shall cause the corporation to file an annual statement with the Secretary of State of Nevada as required by NRS 78.150 of the State of Nevada specifying the Street address of the corporation's principal executive office as well as officers and directors as required by law.


                            SECTION 2. OTHER OFFICES


     The corporation may also have offices at such other places as the board of directors may from time to time designate, or as the business of the corporation may require.


                                   ARTICLE II

                             SHAREHOLDERS' MEETINGS

                          SECTION 1. PLACE OF MEETINGS

     All meetings of the shareholders shall be held at the principal executive office of the corporation or at such other place as may be determined by the board of directors.


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                           SECTION 2. ANNUAL MEETINGS

     The annual meeting of the shareholders shall be held each year on August 12, at which time the shareholders shall elect a board of directors and transact any other proper business. If this date falls on a legal holiday, then the meeting shall be held on the following business day at the same hour.


                           SECTION 3. SPECIAL MEETINGS

     Special meetings of the shareholders may be called by the board of directors, the chairperson of the board of directors, the president, or by one or more shareholders holding at least 10 percent of the voting power of the corporation.


                         SECTION 4. NOTICES OF MEETINGS

     Notices of meetings, annual or special, shall be given in writing to shareholders entitled to vote at the meeting by the secretary or an assistant secretary or, if there be no such officer, or in the case of his or her neglect or refusal, by an)' director or shareholder

     Such notices shall be given either personally or by first-class mail or other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the stock transfer books of the corporation or given by the shareholder to the corporation for the purpose of notice. Notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting.

     Such notice shall state the place, date, and hour of the meeting and (1) in the case of a special meeting, the general nature of the business to be transacted, and that no other business may be transacted, or (2) in the case of an annual meeting, those matters which the board at the time of the mailing of the notice, intends to present for action by the shareholders, but, subject to the provisions of Section 6 of this Article, any proper matter may be presented at the annual meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of the nominees which, at the time of the notice, the board of directors intends to present for election. Notice of any adjourned meeting need not be given unless a meeting is adjourned for forty-five (45) days or more from the date set for the original meeting.


                           SECTION 5. WAIVER OF NOTICE

     The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present, whether in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or


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a  consent  to the holding of the meeting or an approval of the minutes thereof.
All such waivers or consents shall be filed with the corporate records or made part of the minutes of the meeting. Neither the business to be transacted at the meeting, nor the purpose of any annual or special meeting of shareholders need be specified in any written waiver of notice, except as provided in Section 6 of this Article.


           SECTION 6. SPECIAL NOTICE AND WAIVER OF NOTICE REQUIREMENTS

     Except as provided below, any shareholder approval at a meeting, with respect to the following proposals, shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting, or in any written waiver of notice:

     a. Approval of a contract or other transaction between the corporation and one or more of its directors or between the corporation and any corporation, firm, or association in which one or more of the directors has a material financial interest, pursuant to Nevada law;

     b. Amendment of the Articles of Incorporation after any shares have been issued pursuant to Nevada law;

     c. Approval of the principal terms of a reorganization pursuant to Nevada law;

     d. Election to voluntarily wind up and dissolve the corporation pursuant to Nevada law;

     e. Approval of a plan of distribution of shares as part of the winding up of the corporation pursuant to Nevada law.

     Approval of the above proposals at a meeting shall be valid with or without such notice, if it is by the unanimous approval of those entitled to vote at the meeting.


                        SECTION 7. ACTION WITHOUT MEETING

     Any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent, in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     Unless the consents of all shareholders entitled to vote have been solicited in writing, notice of any shareholders' approval; with respect to any one of the following proposals, without a meeting, by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by such approval:


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     a.  Approval of a contract or other transaction between the corporation and one or more of its directors or another corporation, firm or association In which one or more of its directors has a material financial interest, pursuant to Nevada law;

     b.  To  indemnify  an  agent  of  the  corporation  pursuant to Nevada law;

     c. To approve the principal terms of a reorganization, pursuant to Nevada law; or

     d. Approval, of a plan of distribution as part of the winding up of the corporation pursuant to Nevada law.

     Prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than a unanimous written consent to those shareholders entitled to vote who have not consented in writing.

     Notwithstanding any of the foregoing provisions of this section, and except as provided in Article III Section 4 of these bylaws, directors may not be elected by written consent except by the unanimous written consent of all shares entitled to vote for the election of directors.

     A written consent may be revoked by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the corporation, but may not be revoked thereafter, Such revocation is effective upon its receipt by the secretary of the corporation.


                    SECTION 8. QUORUM AND SHAREHOLDER ACTION

     A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of the majority of shareholders represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless the vote of a greater number is required by law and except as provided in the following paragraphs of this section.

     The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action is approved by at least a majority of the shares required to constitute a quorum.

     In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy, but no other business may be transacted except as provided in the foregoing provisions of this section.


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                                SECTION 9. VOTING


     Only shareholders of record on the record date fixed for voting purposes by the board of directors pursuant to Article VIII, Section 3 of these bylaws, or, if there be no such date fixed, on the record dates given below, shall be entitled to vote at a meeting.

     If  no  record  date  is  fixed:

     a. The record date for determining shareholders entitled to notice of, or to vote, at a meeting of shareholders, shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     b. The record date for determining the shareholders entitled to give consent to corporate actions in writing without a meeting, when no prior action by the board is necessary, shall be the day on which the first written consent is given.

     c. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

     Every shareholder entitled to vote shall be entitled to one vote for each share held, except as otherwise provided by law, by the Articles of Incorporation or by other provisions of these bylaws. Except with respect to ejections of directors, any shareholder entitled to vote may vote part of his or her shares in favor of a proposal and refrain from voting the remaining shares or vote them against the proposal. If a shareholder fails to specify the number of shares he or she is affirmatively voting, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares the shareholder is entitled to vote.

     At each election of directors, shareholders shall not be entitled to cumulate votes unless the candidates' names have been placed in nomination before the commencement of the voting and a shareholder has given notice at the meeting, and before the voting has begun, of his or her intention to cumulate votes. If any shareholder has given such notice, then all shareholders entitled to vote may cumulate their votes by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares or by distributing such votes on the same principle among any number of candidates as he or she thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Votes cast against a candidate or which are withheld shall have no effect. Upon the demand of any shareholder made before the voting begins, the election of directors shall be by ballot rather than by voice vote.


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                               SECTION 10. PROXIES

     Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares by filing a proxy with the secretary of the corporation. For purposes of these bylaws, a "proxy" means a written authorization signed or an electronic transmission authorized by a shareholder or the shareholder's attorney in fact giving another person or persons power to vote with respect to the shares of the shareholder. "Signed" for the purpose of these bylaws means the placing of the shareholder's name or other authorization on the proxy (whether by manual signature, typewriting, telegraphic, or electronic transmission or otherwise) by the shareholder or the shareholder's attorney in fact A proxy may be transmitted by an oral telephonic transmission if it is submitted with information from which it may be determined that the proxy was authorized by the shareholder, or his or her attorney in fact.

     A proxy shall not be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall continue in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided by Nevada law.


                                   ARTICLE III

                                    DIRECTORS

                                SECTION 1. POWERS


     Subject to any limitations in the Articles of Incorporation and to the provisions of Nevada law, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by, or under the direction of, the board of directors.

                                SECTION 2. NUMBER

     The  authorized  number  of  directors  shall  be  five.

     After issuance of shares, this bylaw may only be amended by approval of a majority of the outstanding shares entitled to vote; provided, moreover, that a bylaw reducing the fixed number of directors to a number less than five (5) cannot be adopted unless in accordance with the additional requirements of
Article  IX  of  these  bylaws.


                    SECTION 3. ELECTION AND TENURE OF OFFICE

     The directors shall be elected at the annual meeting of the shareholders and hold office until the next annual meeting and until their successors have been elected and qualified.


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                              SECTION 4. VACANCIES

     A vacancy on the board of directors shall exist in the case of death, resignation, or removal of any director or in case the authorized number of directors is increased, or in case the shareholders fail to elect the full authorized number of directors at any annual or special meeting of the shareholders at which any director is elected. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or who has been convicted of a felony.

     Except for a vacancy created by the removal of a director, vacancies on the board of directors may be filled by approval of the board or, if the number of directors then in office is less than a quorum, by (1) the unanimous written consent of the directors then in office, (2) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with this Article of these bylaws, or (3) a sole remaining director. Vacancies occurring on the board by reason of the removal of directors may be filled only by approval of the shareholders. Each director so elected shall hold office until the next annual meeting of the shareholders and until his or her successor has been elected and qualified.

     The shareholders may elect a director at any time to fill a vacancy not filled by the directors. Any such election by written consent other than to fill a vacancy created by the removal of a director requires the consent of a majority of the outstanding shares entitled to vote.

     Any director may resign effective upon giving written notice to the chairperson of the board of directors, the president, the secretary or to the board of directors unless the notice specifies a later time for the effectiveness of the resignation. If the resignation is effective at a later time, a successor may be elected to take office when the resignation becomes effective. My reduction of the authorized number of directors does not remove any director prior to the expiration of such director's term in office.


                               SECTION 5. REMOVAL

     Any or all of the directors may be removed without cause if the removal is approved by a majority of the outstanding shares entitled to vote, subject to the provisions of Nevada law. Except as provided by this Section or Nevada law, a director may not be removed prior to the expiration of the directors term of office.

     The Superior Court of the proper county may, on the suit of shareholders holding at least 10 percent of the number of outstanding shares of any class, remove from office any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation and may bar from re-election any director so removed for a period prescribed by the court. The corporation shall be made a party to such action.


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                          SECTION 6. PLACE OF MEETINGS

     Meetings of the board of directors shall be held at any place, within or without the State of Nevada, which has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation or as may be designated from time to time by resolution of the board of directors. Meetings of the board may be held through use of conference telephone or similar communications equipment, as long as all directors participating in the meeting can hear one another.

            SECTION 7. ANNUAL, REGULAR AND SPECIAL DIRECTORS MEETINGS

     An annual meeting of the board of directors shall be held without notice immediately after and at the same place as the annual meeting of the shareholders.

     Other regular meetings of the board of directors shall be held at such times and places as may be fixed from time to time by the board of directors. Call and notice of these regular meetings shall not be required.

     Special meetings of the board of directors may be called by the chairperson of the board, the president, vice president, secretary, or any two directors. Special meetings of the board of directors shall be held upon four (4) days' notice by mail, or forty-eight (48) hours' notice delivered personally or by telephone or telegraph. A notice or waiver of notice need not specify the purpose of any special meeting of the board of directors.

     If any meeting is adjourned for more than 24 hours, notice of the adjournment to another time or place shall be given before the time of the resumed meeting to all directors who were not present at the time of adjournment of the original meeting.

                       SECTION 8. QUORUM AND BOARD ACTION

     A quorum for all meetings of the board of directors shall consist of five of the authorized number of directors until changed by amendment to this article of these bylaws.

     Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the board, subject to the provisions of Nevada law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

     A majority of the directors present at a meeting may adjourn any meeting to another time and place, whether or not a quorum is present at the meeting.


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                           SECTION 9. WAIVER OF NOTICE

     The transactions of any meeting of the board, however called and noticed or wherever held, are as valid as though undertaken at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Waivers of notice or consents need not specify the purpose of the meeting.

                       SECTION 10. ACTION WITHOUT MEETING

     Any action required or permitted to be taken by the board may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board. Such action by written consent shall have the same force and effect as a unanimous vote of the directors.

                            SECTION II. COMPENSATION

     No salary shall be paid directors, as such, for their services but, by resolution, the board of directors may allow a reasonable fixed sum and expenses to be paid for attendance at regular or special meetings. Nothing contained herein shall prevent a director from serving the corporation in any other capacity and receiving compensation therefor, Members of special or standing committees may be allowed like compensation for attendance at meetings.

                                   ARTICLE IV

                                    OFFICERS

                               SECTION 1. OFFICERS

     The officers of the corporation shall be a president, a vice president, a secretary, and a treasurer who shall be the chief financial officer of the corporation. The corporation also may have such other officers with such titles and duties as shall be determined by the board of directors. Any number of offices may be held by the same person.

                               SECTION 2. ELECTION

     All officers of the corporation shall be chosen by, and serve at the pleasure of, the board of directors.


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                       SECTION 3. REMOVAL AND RESIGNATION

     An officer may be removed at any time, either with or without cause, by the board. An officer may resign at any time upon written notice to the corporation given to the board, the president, or the secretary of the corporation. Any such resignation shall take effect at the date of receipt of such notice or at any other time specified therein. The removal or resignation of an officer shall be without prejudice to the rights, if any, of the officer or the corporation under any contract of employment to which the officer is a party.


                              SECTION 4. PRESIDENT

     The president shall be the chief executive officer and general manager of the corporation and shall, subject to the direction and control of the board of directors, have general supervision, direction, and control of the business and affairs of the corporation. He or she shall preside at all meetings of the shareholders and directors and be an ex-officio member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may from time to time be prescribed by the board of directors or these bylaws.


                            SECTION 5. VICE PRESIDENT

     In the absence or disability of the president, the vice presidents, in order of their rank as fixed by the board of directors (or if not ranked, the vice president designated by the board) shall perform all the duties of the president and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the president. Each vice president shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or these bylaws.


                              SECTION 6. SECRETARY

     The secretary shall keep, or cause to be kept, at the principal executive office of the corporation, a book of minutes of all meetings of directors and shareholders. The minutes shall state the time and place of holding of all meetings; whether regular or special, arid if special, how called or authorized; the notice thereof given or the waivers of notice received; the names of those present at directors' meetings; the number of shares present or represented at shareholders' meetings; and an account of the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office of the corporation, or at the office of the corporation's transfer agent, a share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for shares, and the number and date of cancellation of every certificate surrendered for cancellation.


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     The  secretary  shall keep, or cause to be kept, at the principal executive office of the corporation, the original or a copy of the bylaws of the corporation, as amended or otherwise altered to date, certified by him or her.

     The secretary shall give, or cause to be given, notice of all meetings of shareholders and directors required to be given by law or by the provisions of these bylaws.

     The secretary shall have charge of the seal of the corporation and have such other powers and perform such other duties as may from time to time be prescribed by the board or these bylaws.

     In the absence or disability of the secretary, the assistant secretaries if any, in order of their rank as fixed by the board of directors (or if not ranked, the assistant secretary designated by the board of directors), shall have all the powers of, and be subject to all the restrictions upon, the secretary. The assistant secretaries, if any, shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or these bylaws.

                              SECTION 7. TREASURER

     The treasurer shall be the chief financial officer of the corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation.

     The treasurer shall deposit monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He or she shall disburse the funds of the corporation in payment of the just demands against the corporation as authorized by the board of directors; shall render to the president and directors, whenever they request it, an account of all his or her transactions as treasurer and of the financial condition of the corporation; and shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or the bylaws.

     In the absence or disability of the treasurer, the assistant treasurers, if any, in order of their rank as fixed by the board of directors (or if not ranked, the assistant treasurer designated by the board of directors), shall perform all the duties of the treasurer and, when so acting, shall have all the powers of and be subject to all the restrictions upon the treasurer. The assistant treasurers) if any, shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or these bylaws.

                             SECTION 8. COMPENSATION

     The officers of this corporation shall receive such compensation for their services as may be fixed by resolution of the board of directors.

                                    ARTICLE V

                              EXECUTIVE COMMITTEES

                                    SECTION 1

     The board may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

     a. The approval of any action for which the approval of the shareholders or approval of the outstanding shares is also required.

     b.  The  filling  of  vacancies  on  the  board  or  in  any  committee.

     c. The fixing of compensation of the directors for serving on the board or on any committee.

     d.  The  amendment  or  repeal  of  bylaws  or  the adoption of new bylaws.

     e. The amendment or repeal of any resolution of the board which by its express terms is not so amendable or repealable.

     f. A distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board.

     g.  The appointment of other committees of the board or the members thereof

                                   ARTICLE VI

                          CORPORATE RECORDS AND REPORTS

                      SECTION 1. INSPECTION BY SHAREHOLDERS

     The share register shall be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder's interest as a shareholder or holder of a voting trust certificate. Such inspection and copying under this section may be made in person or by agent or attorney.

     The accounting books and records of the corporation and the minutes of proceedings of the shareholders and the board and committees of the board shall be open to inspection upon the written demand of the corporation by any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for any proper purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate. Such inspection by a shareholder or holder of voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

     Shareholders shall also have the right to inspect the original or copy of these bylaws, as amended to date and kept at the corporation's principal executive office, at all reasonable times during business hours.

                       SECTION 2. INSPECTION BY DIRECTORS

     Every director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the corporation, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney. The right of inspection includes the right to copy and make extracts.

                   SECTION 3. RIGHT TO INSPECT WRITTEN RECORDS

     If any record subject to inspection pursuant to this chapter is not maintained in written form, a request for inspection is not complied with unless and until the corporation at its expense makes such record available in written form.

                       SECTION 4. WAIVER OF ANNUAL REPORT

     My annual report to shareholders required by Nevada law, is hereby expressly waived, as long as this corporation has less than 100 holders of record of its shares. This waiver shall be subject to any provision of Nevada law allowing shareholders to request the corporation to furnish financial statements.

                            SECTION 5. CONTRACTS, ETC

     The board of directors, except as otherwise provided in the bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name and on behalf of the corporation. Such authority may be general or confined to specific instances, Unless so authorized by the board of directors, no officer, agent; or employee shall have any power or authority to bind the corporation by any contract, or to pledge its credit, or to render it liable for any purpose or to any amount.

                                   ARTICLE VII

               INDEMNIFICATION ANT) INSURANCE OF CORPORATE AGENTS

                           SECTION 1. INDEMNIFICATION

     The directors and officers of the corporation shall be indemnified by the corporation to the fullest extent not prohibited by Nevada law.

                              SECTION 2. INSURANCE

     The corporation shall have the power to purchase and maintain insurance on behalf of any agent against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of Nevada law.

                                  ARTICLE VIII

                                     SHARES

                             SECTION 1. CERTIFICATES

     The corporation shall issue certificates for its shares when fully paid. Certificates of stock shall be issued in numerical order, and shall state the name of the recordholder of the shares represented thereby; the number, designation, if any, and the class or series of shares represented thereby; and contain any statement or summary required by any applicable provision of Nevada law.

     Every certificate for shares shall be signed in the name of the corporation by 1) the chairperson or vice chairperson of the board or the president or a vice president and 2) by the treasurer or the secretary or an assistant secretary.

                          SECTION 2. TRANSFER OF SHARES

     Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the secretary of the corporation to issue a new certificate to the person entitled thereto, to cancel the old certificate, and to record the transaction upon the share register of the corporation.

                             SECTION 3. RECORD DATE

     The board of directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to receive payment of any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any other lawful action. The record date so fixed shall not be more than sixty
(60) days nor less than ten (10) days prior to the date of the meeting nor more than sixty (60) days prior to any other action. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise the rights as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

                                   ARTICLE IX

                               AMENDMENT OF BYLAWS

                           SECTION 1. BY SHAREHOLDERS

     Bylaws may be adopted, amended or repealed by the affirmative vote or by the written consent of holders of a majority of the outstanding shares of the corporation entitled to vote. However, a bylaw amendment which reduces the fixed number of directors to a number less than five (5) shall not be effective if the votes cast against the amendment or the shares not consenting to its adoption are equal to more than 16-2/3 percent of the outstanding shares entitled to vote.

                             SECTION 2. BY DIRECTORS

     Subject to the right of shareholders to adopt, amend or repeal bylaws, the directors may adopt, amend or repeal any bylaw, except that a bylaw amendment changing the authorized number of directors may be adopted by the board of directors only if prior to the issuance of shares.

                                   CERTIFICATE

     This is to certify that the foregoing is a true and correct copy of the Bylaws of the corporation named in the title thereto and that such Bylaws were duly adopted by the board of directors of the corporation on the date set forth below.



Dated:  July 12, 2000


/s/  MICHAEL  A.  CARDENAS
--------------------------
MICHAEL A. CARDENAS Secretary

FUTURA  CC,  INC
SB-1  REGISTRATION


Item  28:

Undertakings.

There are no undertakings as this registrant is not offering securities under Rule 415 of the Securities Act.

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 193 the registrant certifies that it has reasonable grounds to believe that it meets all the requirements of filing on Form 582 and authorized this registration statement to be s on Its behalf by the undersigned, in the City of Opatija, Republic of Croatia on 26/6/01.
            -------


Future  CC,  Inc.


/s/  Bozidar  Vukasovic
-----------------------------
By:  Bozidar  Vukasovic
     President  and  Director

--------------------------------------------------------------------------------


In accordance with the requirements of the Securities Act of 19 33 this registration statement was signed by the following person In the capacities and on the dates stated:


/s/  Bozidar  Vukasovic
-----------------------------
By:  Bozidar  Vukasovic
     President  and  Director

Dated: 26/6/01
       -------

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in the Sherman Oaks, State of California on June 26, 2001.


Futura  CC,  Inc.


/s/  Michael  A  Cardenas
-------------------------
By:  Michael  A  Cardenas
     Secretary  and  Director


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following person in the capacities and on the dates stated:


/s/  Michael  A  Cardenas
-------------------------
By:  Michael  A  Cardenas
     Secretary  and  Director


Dated:  6/26   , 2001
      ---------

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in the Sherman Oaks, State of California on June 26, 2001.


Futura  CC,  Inc.


/s/  Moshe  Leichner
--------------------
By:  Moshe  Leichner
     Treasurer  and  Director


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following person in the capacities and on the dates stated:


/s/  Moshe  Leichner
--------------------
By:  Moshe  Leichner
     Treasurer  and  Director


Dated:  June  26   , 2001
      -------------

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in the Sherman Oaks, State of California on June 26, 2001.


Futura  CC,  Inc.


/s/  Zvi  Leichner
--------------------
By:  Zvi  Leichner
     Director


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following person in the capacities and on the dates stated:


/s/  Zvi  Leichner
--------------------
By:  Zvi  Leichner
     Director


Dated:  6-26  , 2001
      --------

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in the City of Tel Aviv, State of Israel on Oct/31/ , 2000.
                              ---------


Futura  CC,  Inc.


/s/  Shabtay  Israel
--------------------
By:  Shabtay  Israel
     Vice President - Croatian Operations and Director


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following person in the capacities and on the dates stated:


/s/  Shabtay  Israel
--------------------
By:  Shabtay  Israel
     Vice President - Croatian Operations and Director


Dated:  Oct/31/  , 2000
      -----------